                                                                    EXHIBIT 99.3



                              CONSULTING AGREEMENT


THIS CONSULTING AGREEMENT (this "Agreement") is made as of October 1, 2004 by and between JAKKS Pacific, Inc., a Delaware corporation ("JAKKS" or the "Company") and Michael Bianco ("Consultant" or "Bianco"). JAKKS and Bianco may also be referred to as a "Party" or the "Parties".

                              W I T N E S S E T H :
                               - - - - - - - - - -

        WHEREAS, the Consultant has been employed as an Executive Vice President of the Company, which employment has terminated, and the Company wishes to avail itself of the skill and knowledge of the Consultant regarding the Company and its products by engaging the Consultant as a product development and marketing consultant and the Consultant is willing to provide such services, each on the terms and conditions set forth in this Agreement.

        WHEREAS, as a material inducement to the Company to enter into this Consulting Agreement, the Consultant has agreed to abide by the terms and conditions of the restrictive covenants hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the Company and Consultant agree as follows:

        1. DESCRIPTION OF SERVICES. Commencing with the Effective Date (as hereafter defined), the Company hereby engages Consultant during the Term (as hereafter defined) to serve as a product development and marketing consultant to the Company, in particular with respect to the Company's product and marketing activities conducted at the annual toy fairs held in New York, New York. Such consultation shall be on an exclusive basis during the First Restrictive Period (as such term is defined below), and on a non-exclusive basis thereafter, subject only to the limitations set forth in Section 5 of this Agreement below. Consultant agrees to provide reasonable consultation services to the Company as may be reasonably requested by the Company and its senior management at times and locations mutually convenient to the Company and Consultant regarding the development of new products, enhancement and improvement of existing products, and marketing of the Company's products, including consultation with the Company's sales personnel, and, in particular, to consult with the Company regarding its participation in and the conduct of the toy fairs held in New York, New York. In performing his services Consultant will not be required to devote a particular amount of time to such performance, but Consultant agrees to meet with the Company, including at its offices in New York, New York from time to time preceding and during the New York toy fairs, on a mutually convenient schedule during normal business hours, among other things, to review the Company's product concepts and presentations at such Toy Fair events. During the First Restrictive Period, Consultant will not consult with any other Person involved in the Business of the Company (as such term is defined below) regarding the development and marketing of writing instruments, "paper and stationery" (as such term is defined below) businesses, and the children's, "tween" and teen toy, arts and crafts, activity, and scrapbook products. Any travel and other reasonable and necessary expenses incurred by the Consultant in performing such consulting services shall be paid by the Company, subject to prior approval by the Company.

        2. TERM. The term of this Agreement shall commence on the Effective Date and continue for a term ending on September 30, 2007, subject to earlier termination upon the terms and conditions provided elsewhere herein (the "Term"). As used herein, "Termination Date" means the last day of the Term.

        3. COMPENSATION.

                (a) In consideration for Consultant's entry into this agreement and performance of the services and the restrictive covenants contained in this Agreement, the Company shall pay Consultant a consulting fee as follows: (i) $400,000.00 on the execution and delivery of this Agreement, as an advance payment for the balance of calendar year 2004; and (ii) $80,000.00 per quarter during each calendar year in the balance of the Term, beginning January 1, 2005, which quarterly installments shall be paid on the first day of January, April, July and October, subject to any required tax withholding.

                (b) For the first four (4) weeks of the Term, Consultant shall have available to utilize, upon request during normal working hours, the services of his current administrative assistant, Melissa Terrick.

                (c) In further consideration for Consultant's entry into this agreement and performance of the services and restrictive covenants contained in this Agreement, the Company has agreed that the Consultant shall have the right to retain the award of ninety-six thousand (96,000) shares of restricted common stock, par value $.001 per share (the "Restricted Stock") granted to Consultant in January, 2004 pursuant to the Company's 2002 Stock Award and Incentive Plan (the "Plan"), except that the vesting of such shares of Restricted Stock is hereby modified in accordance with the following vesting Schedule (each date on which shares vest is referred to as "Vesting Date"):

                        (A) Forty-eight thousand (48,000) of the shares of Restricted Stock shall vest on January 1, 2005;

                        (B) twenty-four thousand (24,000) of the shares of Restricted Stock shall vest on January 1, 2006;

                        (C) twenty-four thousand (24,000) of the shares of Restricted Stock shall vest on January 1, 2007.

                (d) All other terms of the Restricted Stock Agreement between Consultant and the Company with respect to the Restricted Stock shall remain in effect.

        4. HEALTH INSURANCE. Throughout the Term the Company shall provide Consultant and his wife and children with coverage under the Company's group health plan at no cost to Consultant, substantially similar in all material respects to the coverage provided as of the date hereof to Consultant and the Chairman, President and Chief Financial Officer of the Company

(including the Blue Cross PPO option, Execucare Gold and Execucare Medics, and Amerident), and any changes to the coverage provided to Consultant will be consistent with changes made to the coverage for said executives as a group.

        5. RESTRICTIVE COVENANTS.

                (a) The Consultant acknowledges that a material and substantial part of the consideration described in Section 3 of this Agreement is being given for his undertaking the restrictive covenants contained in this Agreement, and that but for the Consultant's agreement to undertake and perform such restrictive covenants the Company would not have retained him as a consultant and would not have agreed to the payments and Restricted Stock described in
Section 3 of this Agreement. Furthermore, the Consultant acknowledges that his previous position as an officer and employee of the Company placed him, and his position with the Company as a Consultant may also place him in a position of confidence and trust with the Company. The Consultant therefore agrees that it is reasonable and necessary for the protection of the goodwill and business of the Company that the Consultant make the covenants contained herein. The Consultant also acknowledges that the Company's business is conducted and its customers and prospective customers are located throughout the United States and the world and that, therefore, it is impossible to place a geographic limitation upon the scope of the restrictive covenants contained in this Section 5.

                (b) Non-Competition.

                        (i) The Consultant agrees that during the First Restrictive Period (as such term is defined below), he will not, directly or indirectly, by himself, or through or on behalf of any other person, firm, company, entity or enterprise: (i) in the capacity of an investor, member, manager, officer, director, consultant, advisor, stockholder, or employee, commence, join or assist in the operation of a business that is engaged in operations or the development of products or a business that is competitive with the Business of the Company; provided, that, Consultant may invest his funds in securities of a Person engaged in a business that is directly competitive with the Business of the Company if the securities of such Person are listed for trading on a registered securities exchange or actively traded in an over-the-counter market and Consultant's holdings therein represent less than 1% of the total number of shares or principal amount of the securities of such Person outstanding, or (ii) directly or indirectly endeavor or assist any other Person to entice away from the employ of or relationship with the Company or its Affiliates or assist any other Person to interfere with the relationship of the Company or its Affiliates with any employee or consultant then working for the Company or its Affiliates, or (iii) directly or indirectly endeavor or assist any other Person to entice away from a relationship with the Company or its Affiliates any customer, vendor, supplier, licensor, strategic marketing partner, joint venturer or other party engaged in a business relationship with the Company or its Affiliates during the First Restrictive Period or for the twelve (12) month period preceding the date of this Agreement.

                        (ii) The Consultant agrees that during the First Restrictive Period and the Second Restrictive Period (as such term is defined below), he will not, directly or indirectly, by himself, or through or on behalf of any other person, firm, company, entity or enterprise: (i) in the capacity of an investor, member, manager, officer, director, stockholder, or employee, seek to enter into a business relationship with either the MTV Networks and Nickelodeon division of Viacom International, Inc. or with Sanrio, Inc., including, but not limited to, as a licensee, manufacturer, sales representative or distributor.

                (c) Definitions.

                        (i) As used in this Agreement, the term "Business of the Company" refers to the writing instruments, "paper and stationery" (as such term is defined below) businesses, and the children's, "tween" and teen toy, arts and crafts, activity, and scrapbook businesses being conducted by the Company or its Affiliates during the First Restricted Period and during the period prior to this date during which Consultant was employed by the Company, except that any new products or services developed, marketed, sold or distributed by the Company during the First Restricted Period shall only be included in the term "Business of the Company" if Consultant receives actual notice of such new products or services.

                        (ii) As used in this Agreement, the term "First Restrictive Period" means the period commencing on the Effective Date and ending on September 30, 2005.

                        (iii) As used in this Agreement, the term "Second Restrictive Period" means the period commencing on October 1, 2005 and ending on September 30, 2007.

                        (iv) As used in this Agreement, the term "paper and stationery" means paper and stationery goods of the type developed, marketed, sold, and distributed by the Company as of the date hereof, described in Schedule A annexed hereto, and similar types of paper and stationery goods developed, marketed, sold, and distributed by the Company during the period prior to this date during which Consultant was employed by the Company, and any additional types of paper and stationery goods developed, marketed, produced and sold by the Company of which Consultant is informed during the First Restrictive Period.

                        (v) As used in this Agreement, the term "Person" includes without limitation a natural person, corporation, joint stock company, limited liability company, partnership, joint venture, association, trust, governmental authority, or any group of the foregoing acting in concert.

                        (vi) As used in this Agreement, the term "Affiliate" of a Person means another Person directly or indirectly controlling, controlled by, or under common control with, such Person; for this purpose, "control" of a Person means the power (whether or not exercised) to direct the policies, operations or activities of such Person by virtue of the ownership of, or right to vote or direct the manner of voting of, securities of such Person, or pursuant to agreement or law or otherwise.

                (d) As used in this Agreement, the term "Restricted Inventions" means any patent, claim of copyright, trademark, trade name, brand name, service mark, logo, symbol, trade dress or design, or representation or expression of any thereof, or registration or application for registration thereof, or any other improvement, development or discovery, invention, trade secret, process, system, technical information, know-how, proprietary right or intellectual property conceived, developed, created or made by Consultant, alone or with others, during the

First Restrictive Period, and applicable to the Business of the Company, and whether or not patentable or registerable.

                (e) Confidential Information.

                        (i) Consultant shall hold in a fiduciary capacity for the benefit of the Company all confidential or proprietary information relating to or concerned with the Company and its Affiliates or their products, prospective products, operations, business and affairs ("Confidential Information") acquired or learned by him during the period in which he was previously employed by the Company or during the Term of this Agreement, and he shall not, at any time hereafter, use any Confidential Information or disclose any Confidential Information to any Person other than to the Company or its designees or except as may otherwise be required in connection with the business and affairs of the Company, and in furtherance of the foregoing Consultant agrees that:

                                (A) Consultant will receive, maintain and hold Confidential Information in strict confidence,

                                (B) Consultant will take all such steps as may be reasonably necessary to prevent the disclosure of Confidential Information; and

                                (C) Consultant will not utilize Confidential
                                Information without first having obtained the Company's consent to such utilization, except as may otherwise be required in connection with the business and affairs of the Company.

                        (ii) The commitments set forth in Section 5(e)(i) shall not extend to any portion of Confidential Information:

                                (A) that is generally available to the public;

                                (B) that was known to the Consultant prior to disclosure to him (other than information regarding the Company or its Affiliates which would otherwise be Confidential Information that was disclosed to Consultant during the period of his employment by the Company or its predecessors or their respective Affiliates);

                                (C) that was not acquired, directly or
                                indirectly and/or in any manner, from the Company or any of its Affiliates and which Consultant lawfully had in his possession prior to the date of this Agreement and prior to the date Consultant commenced his employment with the Company;

                                (D) that, hereafter, through no act or omission on the part of Consultant, becomes information generally available to the public.

                        (iii) At any time upon written request by the Company
(i) the Confidential Information, including any copies, shall be returned to the Company, and (ii) all documents, drawings, specifications, computer software, and any other material whatsoever in the possession of Consultant that relates to such Confidential Information, including all copies and/or any other form of reproduction and/or description thereof made by Consultant shall, at the Company's option, be returned to the Company or destroyed.

                        (iv) In the event that Consultant becomes legally compelled (by deposition, interrogatory, request of documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, Consultant shall provide the Company with prompt prior written notice of such requirement so that it may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement. In the event that such protective order or other remedy is not obtained, or the Company waives compliance with the provisions hereof, Consultant agrees to furnish only such portion of the Confidential Information that is legally required to be furnished.

                (f) Non-disclosure of Restricted Inventions. During the First Restrictive Period Consultant shall not (i) disclose any Restricted Inventions to any Person, (ii) use any Restricted Invention for, or arrange, alone or with others, for the development, production, marketing, sale or distribution of any product or service using or incorporating any Restricted Invention.

                (g) Consultant acknowledges that a breach of the provisions of
Section 5 would irreparably damage the Company and its Affiliates and that once such a breach has occurred, there may be no accurate way of determining the amount of damage or loss suffered by the Company or its Affiliates. The Consultant therefore agrees that the provisions of Section 5 of this Agreement may be enforced through preliminary or final injunctive relief or other equitable remedy, in addition to any other remedies available to the Company at law or in equity, and Consultant consents to the issuance thereof without the requirement for posting of a bond or other security, and further agrees that such relief may be sought from a court of competent jurisdiction or from the arbitration panel referred to below in this Agreement.

                (h) The Consultant acknowledges that the type and periods of restriction imposed in Section 5 are fair and reasonable and are reasonably required for the protection of Company and its Affiliates and the goodwill, business and assets of the Company and its Affiliates. If any of the provisions of Section 5 relating to time, geographical area, services, products, devices and/or information are deemed by a court of competent jurisdiction to be overly broad or for any other reason unenforceable, the parties agree that such restrictions herein as to time, geographical area, services, products, devices and/or information shall be reduced to such time, geographical area, services, products, devices and/or information as such court shall hold to be reasonable and legally enforceable. In addition, if any court determines that any of the restrictive covenants contained in Section 5, or any part thereof, is invalid or unenforceable, the remainder of the restrictive covenants shall not thereby be affected and shall be given full effect without regard to the invalid portions.

6.       INTELLECTUAL PROPERTY.

        (a) Any patent, claim of copyright, trademark, trade name, brand name, service mark, logo, symbol, trade dress or design, or representation or expression of any thereof, or registration or application for registration thereof, or any other improvement, development or discovery, invention, trade secret, process, system, technical information, know-how, proprietary right or intellectual property developed, conceived of, invented or otherwise produced by Consultant, alone or with others, during the Term, in connection with the design, manufacture and marketing of the products of the Company and its Affiliates, and whether or not patentable or registerable (collectively referred to as "Trade Rights") shall become the sole and exclusive property of the Company.

        (b) Consultant shall disclose all Trade Rights promptly and completely to the Company and shall, during the Term or thereafter, (i) execute all documents requested by the Company for vesting in the Company the entire right, title and interest in and to the same, (ii) execute all documents requested by the Company for filing and procuring such applications for patents, trademarks, service marks or copyrights as the Company, in its sole discretion, may desire to prosecute, and (iii) give the Company all assistance it may reasonably require, including the giving of testimony in any Proceeding (as hereinafter defined), in other to obtain, maintain and protect the Company's right therein and thereto; provided that the Company shall bear the entire cost and expense of such assistance, including without limitation paying the Consultant reasonable compensation for any time or effort expended by him in connection with such assistance after the Termination Date. In furtherance of the foregoing, Consultant acknowledges and agrees that for all purposes of U.S. and foreign Copyright Laws, the Trade Rights and any inventions, discoveries, enhancements or improvements to any tangible or intangible property, resulting from the services performed by Consultant for the Company or its Affiliates (for the purposes of this Section all of the foregoing is collectively referred to as the "Work"), and any and all elements thereof, shall be deemed to constitute "works for hire" belonging to the Company within the meaning of Title 17, United States Code, Section 101, and any comparable provisions of the law of any other jurisdiction, such that all right, title and interest therein, including, without limitation, copyrights and exclusive rights under copyright, vest in the Company. Consultant hereby transfers and conveys to the Company the exclusive, world-wide, royalty-free, paid-up right to exploit, use, develop, license, and sell products and services relating to or derived from the Work; and the exclusive right, title and interest in and to all inventions, improvements, patent applications and letters patent, "know-how", and all intellectual property and other rights, tangible or intangible, which relate to or are based upon or derived from the Work; and to all information, documents, and specifications that relate to the Work. If the Work or any of the elements thereof is deemed not to be "works for hire" within the meaning of Title 17, United States Code, Section 101, then Consultant hereby assigns and transfers to the Company all right, title and interest in and to the Work, including rights throughout the world for good and valuable consideration, receipt of which Consultant hereby acknowledges. For the sole and exclusive purpose of perfecting and documenting such limited assignment and transfer, Consultant hereby grants to the Company an irrevocable power of attorney.

        7. COOPERATION. Consultant will provide reasonable cooperation to the Company and its Affiliates at their sole expense in connection with the defense or prosecution of any action or dispute with respect to which Consultant has any information, knowledge or involvement, including, for example, the litigation with Kotobuki.

        8. NON-DISPARAGEMENT. Each of the Company and Consultant covenants and agrees that it shall not at any time engage in any conduct that involves the making or publishing of written or oral statements or remarks (including, without limitation, the repetition or distribution of rumors, allegations, reports, or comments) which are disparaging, deleterious or damaging to the integrity, reputation or good will of the other, or, in the case of the Company, of its management or the management of its Affiliates.

        9. VESTING OF SHARES AND ACCELERATION OF PAYMENTS UPON DEATH. In the event of Consultant's death during the Term, and provided that he has not breached his obligations under this Agreement, all of the Restricted Shares shall immediately vest and any remaining payments under Section 3 through the end of the Term shall be paid within thirty (30) days to Consultant's spouse, or in the event his spouse does not survive him, his designated beneficiary.

        10. INDEMNIFICATION. The Company shall indemnify Consultant to the fullest extent permitted under law from and against any expenses (including but not limited to attorneys' fees, expenses of investigation and preparation, and fees and disbursements of Consultant's attorneys, accountants or experts), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by Consultant in connection with any proceeding brought by a third party in which Consultant was or is made party or was or is involved (for example, as a witness) by reason of the fact that Consultant was employed by, or was or is a consultant to, the Company (the foregoing are referred to as the "Indemnified Expenses"); provided, however, that Indemnified Expenses shall not include expenses, judgments, fines, penalties and settlement amounts incurred by Consultant that arise out of any violation of law by Consultant or breach by Consultant of his material obligations under the employment agreement between Consultant and the Company in effect immediately prior to the date hereof or under this Consulting Agreement, if it is finally determined by a court of competent jurisdiction that the Indemnified Expense at issue arose out of such violation of law or breach. Such indemnification shall continue during the Term hereof and for ten (10) years thereafter with respect to acts or omissions that occurred prior to the Termination Date and shall inure to the benefit of Consultant's heirs, executors and administrators.

Promptly after notice of the commencement of any proceeding by a third party involving a claim ("Claim") for which Consultant claims to be entitled to indemnification under this Section (a "Proceeding"), Consultant shall give written notice to the Company of the commencement of such Claim or Proceeding, setting forth in reasonable detail the nature thereof and the basis upon which Consultant seeks indemnification hereunder. Such notice shall include an undertaking by Consultant to repay the amounts paid by the Company for the defense of any such Claim if it shall ultimately be determined that Consultant is not entitled to be indemnified against such Claim. In case a Proceeding is brought against or involving Consultant, and provided that proper notice is duly given, the Company shall assume and control the defense thereof with counsel selected by the Company, and, after notice from the Company to Consultant of its assumption of the defense thereof, the Company shall not be liable to Consultant for any legal or other expenses subsequently incurred by Consultant in connection with the defense thereof (but the Consultant shall have the right, but not the obligation, to participate at his own cost and expense in such defense by counsel of his own choice), except that, if both the Company and the Consultant are named as parties or subject to such Proceeding and either such party determines with advice of counsel that a material conflict of interest between such parties may exist in respect of such Proceeding, the Company may decline to assume the defense on behalf of the Consultant or the Consultant may retain the defense on his own behalf, and, in either such case, after notice to such effect is duly given hereunder to the other party, the Company shall be relieved of its obligation to assume the defense on behalf of the Consultant, but shall be required to pay the out-of-pocket legal costs and expenses (such as reasonable attorneys' fees and disbursements) of such defense; provided, however, that the Company shall not be liable for such expenses on account of more than one separate firm of attorneys (and, if necessary, local counsel) at any time representing the Consultant in connection with any Proceeding or separate Proceedings in the same jurisdiction arising out of or based upon substantially the same allegations or circumstances. If the Company is obligated to but does not undertake the defense of any Claim, the Consultant, at the expense of the Company, may undertake the defense of that Claim with counsel of its choosing and the Company in that event shall reasonably cooperate with the Consultant and its counsel in the investigation and defense of that Claim, but the Consultant will control such investigation and defense at the expense of the Company. If the Company shall assume the defense of any such Proceeding, the Consultant shall cooperate fully with the Company and shall appear and give testimony, produce documents and other tangible evidence, allow the Company access to the books and records of the Consultant, and otherwise assist the Company in conducting such defense. If the Company is obligated under this Section to advance to Consultant the costs and expenses incurred by him in connection with any Proceeding it shall do so within thirty (30) days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by Consultant to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses. The provisions of this Section 10 shall survive termination of this Agreement.

        11. LIMITATION OF AUTHORITY. Except as expressly provided herein, no provision hereof shall be deemed to authorize or empower either party hereto to act on behalf of, obligate or bind the other party hereto.

        12. NOTICES. All notices which are required by or may be given pursuant to the terms of this Agreement must be in writing and must be delivered personally, sent by certified mail, return receipt requested, postage prepaid, facsimile (with written confirmation of transmission) provided, that, notice is also sent via first class, postage prepaid, mail, or sent for next-day delivery by a nationally recognized overnight delivery service as follows:

                  to the Company:   22619 Pacific Coast Highway
                                    Malibu, California 90265
                                    Attn:    President
                                    Fax:     (310) 456-7099

                  with a copy to:   Feder, Kaszovitz, Isaacson,
                                    Weber, Skala, Bass & Rhine LLP
                                    750 Lexington Avenue
                                    New York, New York 10022
                                    Attn:    Murray L. Skala, Esq.
                                    Fax:     (212) 888-7776
                  to Consultant:    1625 Crown Ridge Court
                                    Westlake Village, CA 91362
                                    Fax: (805) 370-3785

                  with a copy to:   Skadden, Arps, Slate, Meagher & Flom LLP
                                    300 South Grand Ave., 34th Floor
                                    Los Angeles, CA 90071
                                    Attn:    Karen L. Corman, Esq.
                                    Fax:     (213) 687-5600

Any of the addresses set forth above may be changed from time to time by written notice from the party requesting the change.

        Such notices and other communications will be treated for all purposes of this Agreement as being effective immediately if delivered personally or by facsimile (with written confirmation of transmission), or five days after mailing by certified mail, return receipt requested, first class postage prepaid, or one day after deposit for next business day delivery by a nationally recognized overnight delivery service.

        12. AMENDMENT. Except as otherwise provided herein, no amendment of this Agreement shall be valid or effective, unless in writing and signed by or on behalf of the parties hereto.

        13. WAIVER. No course of dealing or omission or delay on the part of either party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the Party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

        14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAW OR CONFLICT OF LAWS AND EACH OF THE PARTIES BELIEVES SUCH CHOICE OF LAW TO BE REASONABLE UNDER ALL OF THE CIRCUMSTANCES.

        15. ARBITRATION; VENUE. ANY DISPUTE OR ISSUE ARISING UNDER THIS AGREEMENT SHALL BE RESOLVED BY ARBITRATION BEFORE A PANEL OF THREE (3) ARBITRATORS IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AT A HEARING OR HEARINGS CONDUCTED IN NEW YORK, NEW YORK. THE DECISION OF THE ARBITRATORS SHALL BE IN WRITING, AND SHALL BE FINAL AND BINDING ON EACH OF THE PARTIES AND BE ENFORCEABLE BY ENTRY AS A JUDGMENT IN ANY COURT OF COMPETENT JURISDICTION. THE PARTIES AGREE THAT A PARTY MAY SEEK INJUNCTIVE RELIEF TO WHICH IT MAY BE ENTITLED UNDER THE PROVISIONS OF THIS AGREEMENT FROM THE ARBITRATORS OR FROM A COURT LOCATED IN NEW YORK, NEW YORK, AND EACH PARTY TO THIS AGREEMENT SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK,

LOCATED IN NEW YORK COUNTY, NEW YORK, AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, NEW YORK, NEW YORK, UNITED STATES OF AMERICA FOR SUCH PURPOSE AND FOR ALL OTHER PURPOSES FOR WHICH A COURT WOULD HAVE JURISDICTION UNDER THIS AGREEMENT, AND EACH PARTY WAIVES ANY OBJECTION TO VENUE IN THE COUNTIES OF NEW YORK, STATE OF NEW YORK, OR SUCH DISTRICT.

        16. SEVERABILITY. The provisions hereof are severable and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

        17. FURTHER ASSURANCES. Each Party hereto shall promptly execute, deliver, file or record such agreements, instruments, certificates and other documents and perform such other and further acts as any other Party hereto may reasonably request or as may otherwise be reasonably necessary or proper, to carry out the provisions of this Agreement.

        18. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and permitted assigns. This Agreement is not intended, and shall not be deemed, to create or confer any right or interest for the benefit of any Person not a Party hereto.

        19. TITLES AND CAPTIONS. The titles and captions of the Articles and Sections of this Agreement are for convenience of reference only and do not in any way define or interpret the intent of the parties or modify or otherwise affect any of the provisions hereof.

        20. REMEDIES. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit either party from pursuing any other remedy or relief available at law or in equity for such actual or prospective breach or default, including the recovery of damages.

        21. ASSIGNMENT. This Agreement, and each right, interest and obligation hereunder, may not be assigned by either party hereto without the prior written consent of the other party hereto, and any purported assignment without such consent shall be void and without effect, except that this Agreement shall be assigned to, and assumed by, any Person with or into which the Company merges or consolidates, or which acquires all or substantially all of its assets, or which otherwise succeeds to and continues the Company's business substantially as an entirety. Except as otherwise expressly provided herein or required by law, Consultant shall not have any power of anticipation, assignment or alienation of any payments required to be made to him hereunder, and no other Person may acquire any right or interest in any thereof by reason of any purported sale, assignment or other disposition thereof, whether voluntary or involuntary, any claim in a bankruptcy or other insolvency Proceeding against Consultant, or any other ruling, judgment, order, writ or decree.

        22. GRAMMATICAL CONVENTIONS. Whenever the context so requires, each pronoun or verb used herein shall be construed in the singular or the plural sense and each capitalized term defined herein and each pronoun used herein shall be construed in the masculine, feminine or neuter sense.

        23. REFERENCES. The terms "herein," "hereto," "hereof," "hereby," and "hereunder," and other terms of similar import, refer to this Agreement as a whole, and not to any Section or other part hereof.

        24. SEPARATE COUNSEL. Each Party hereto acknowledges that it has had an opportunity to consult with counsel and that such counsel has participated in the preparation of this Agreement.

        25. NO PRESUMPTIONS. No Party hereto is entitled to any presumption with respect to the interpretation of any provision hereof or the resolution of any alleged ambiguity herein based on any claim that the other Party hereto drafted or controlled the drafting of this Agreement, the Parties acknowledging that each Party and its counsel has participated in the preparation of this Agreement.

        26. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same agreement.

        27. EFFECTIVENESS. The Parties have concurrently with the entry into this Agreement entered into a Termination Agreement and General Release terminating the Amended and Restated Employment Agreement dated March 26, 2003 between JAKKS and Bianco (the "Termination Agreement"), which is subject to a twenty-one (21) day period of acceptance by Bianco and following such acceptance a seven (7) day period of revocation by Bianco. The Parties agree that the effectiveness of this Agreement is conditioned on the validity and effectiveness of the Termination Agreement. Accordingly, this Agreement shall take effect and the Effective Date under this Agreement shall occur only if the Termination Agreement is accepted by Bianco during such twenty-one (21) day period in the manner provided for in the Termination Agreement, and is not thereafter revoked by Bianco in the manner provided for in the Termination Agreement, in which event the Effective Date under this Consulting Agreement shall be the same as the Effective Date under the Termination Agreement.

                            (SIGNATURE PAGE FOLLOWS)

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first above written.

                                    JAKKS PACIFIC, INC.



                                    By: /s/ Jack Friedman
                                       -----------------------------------------



CONSULTANT:



/s/ Michael Bianco
-----------------------------------
Michael Bianco

                                   SCHEDULE A

                              PAPER AND STATIONERY



PAPER ITEMS

Diary:  with or without lock and key, writing instruments and stickers.

Posters, Puzzles & Projects set: color your own jigsaw puzzles, coloring postcards, coloring stickers. activity/game booklet. door hanger. stickers. stencils. sticker mixup puzzles. crayons, markers, texture rubbing plates, poster activities, color-by-number cords. Pen Pal Sets: stationery. envelopes, envelope seal stickers, picture frame, stick pen, notecards to color & decorate. rubber stomps. mini address book, mini photo album.

Memory Book: fabric covered/liquid filled book with stickers. stamps. stencils, scissors, glue stick, gel pens, markers, colored pencils.

Stamp & Sticker Set: sticker sheets (plain, foil stomped, scented. puffy. prismatic, glitter), sticker booklets, coloring stickers. stamp & sticker album. molded rubber stamps, wooden rubber stamps. mini self-inking stamps. rolling stamps. stamper rings, ink pad. Make your own stamp & sticker storybook

Vinyl Cling Storyboard - playset with clings and background storyboards.

Magnetic Tin - playset with printed tin and character magnets. Calendar Playset
- make your own with stickers, magnets, coloring seasonal picture inserts

Greeting Car Set - decorate your own cards

STATIONERY ITEMS

Stencils
Dry Erase Boards
Lunch Boxes
Themebooks
Composition Books
3-Ring Binders
Binder Inserts
Portfolios
Diaries
Journals
Fat Book
Notepads
Shopping Pads

Sticky Notes
Book Covers
Stationery Sets
Pencil Pouches
Pencil Cases
Stampers
Velvet Items/Flock Items
Posters
Die-Cut
Flat Cut
3D Pop-up
Keeper Boxes
Shadow Boxes
Photo Albums
Puzzles
Stickers
Color 'N Reveal
Doorhanger
Accessories
Figurines
Puppets
Velvet Books
Notebooks
Chipboard Books
Mobiles
Frames
Purses
Sun Catchers
CD Holder
Coin Holder
Roll Desk
Color by Number

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